UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 13, 2021

AmerisourceBergen Corporation

__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	1-16671	23-3079390
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1 West First Avenue, Conshohocken, PA		19428-1800
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(610) 727-7000

Not Applicable
Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	ABC	New York Stock Exchange (NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment of Multi-Currency Revolving Credit Facility

On May 13, 2021, AmerisourceBergen Corporation (the “Company”) entered into a First Amendment (the “Multi-Currency Revolving Credit Amendment”) to amend the Credit Agreement, dated as of March 18, 2011, as amended and restated as of September 18, 2019, among the Company, the borrowing subsidiaries party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other financial institutions party thereto (the “Multi-Currency Revolving Credit”).

The Multi-Currency Revolving Credit Amendment amends the definitions of “Indebtedness” and “Securitization” in the Multi-Currency Revolving Credit to provide that obligations arising under certain supply chain financing arrangements as a result of a recharacterization of a sale of accounts receivable as incurrence of debt will not constitute Indebtedness or a Securitization and to make certain other corresponding changes.

The foregoing description of the Multi-Currency Revolving Credit does not purport to be complete and is qualified in its entirety by reference to the Multi-Currency Revolving Credit Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and to the Multi-Currency Revolving Credit that was Exhibit 10.1 to a Current Report on Form 8-K filed by the Company on September 23, 2019, each of which is incorporated by reference herein.

Amendment of Term Credit Agreement

On May 13, 2021, the Company entered into a First Amendment (the “Term Credit Amendment”) to amend the Term Credit Agreement, dated as of February 17, 2021, among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Term Credit”). The Term Credit was amended to conform with the changes to the Multi-Currency Revolving Credit described above.

The foregoing description of the Term Credit does not purport to be complete and is qualified in its entirety by reference to the Term Credit Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and to the Term Credit Agreement that was Exhibit 10.1 to a Current Report on Form 8-K filed by the Company on February 18, 2021, each of which is incorporated by reference herein.

Amendment of Credit Agreement

On May 13, 2021, the Company entered into a First Amendment to amend the Credit Agreement (the “Revolving Credit Amendment”), dated as of February 17, 2021, among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Revolving Credit” and, together with the Term Credit and the Multi-Currency Revolving Credit, the “Credit Agreements”). The Revolving Credit was amended to conform with the changes to the Multi-Currency Revolving Credit described above.

The foregoing description of the Revolving Credit does not purport to be complete and is qualified in its entirety by reference to the Revolving Credit Amendment, which is filed as Exhibit 10.3 to this Current Report on Form 8-K, and to the Revolving Credit that was Exhibit 10.2 to a Current Report on Form 8-K filed by the Company on February 18, 2021, each of which is incorporated by reference herein.

Amendment of Securitization Facility

On May 13, 2021, subsidiaries of the Company entered into an Omnibus Amendment (the “Amendment”) constituting (i) the First Amendment to Amended and Restated Receivables Sale Agreement, among AmerisourceBergen Drug Corporation (“ABDC”) and ASD Specialty Healthcare, LLC (“ASD”), as originators, and Amerisource Receivables Financial Corporation (“ARFC”), as buyer and (ii) the Sixteenth Amendment to Amended and Restated Receivables Purchase Agreement, among ARFC, as seller, ABDC, as servicer, the Purchaser Agents and Purchasers (the “Purchasers”) party thereto, and MUFG Bank, Ltd., as administrator.

The Amendment excluded from the securitization facility certain trade receivables due from one or more named obligors so that such trade receivables are no longer sold to ARFC or financed by the Purchasers and may be sold in supply chain financing arrangements. In addition, the Amendment made certain changes to the provisions for the transition to a new interest rate benchmark when LIBOR ceases to be available and made certain technical amendments. The securitization facility has a base limit of $1,450 million, with an option to increase the commitments of the participating banks, subject to their approval, by an additional $250 million for seasonal needs during the December and March quarters. As of March 31, 2021 there was $350 million outstanding under the securitization facility.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.4 to this Current Report on Form 8-K.

Certain Relationships

Certain of the lenders under the Credit Agreements, and their affiliates, have various relationships with the Company and have in the past provided, and may in the future provide, investment banking, commercial banking, derivative transactions and financial advisory services to the Company and its affiliates in the ordinary course of business for which they have received and may continue to receive fees and commissions. In particular, J.P. Morgan Securities LLC, an affiliate of JPMorgan Chase Bank, N.A., BofA Securities, Inc., and Wells Fargo Securities, LLC, an affiliate of Wells Fargo Bank, N.A., have served as joint book-running managers, and certain affiliates of the other lenders have served as underwriters, in connection with past senior note offerings by the Company, and such affiliates may serve similar roles in future securities offerings by the Company. In addition, certain of the lenders serve various roles in connection with the receivables securitization facility to which the Company’s subsidiaries, ABDC, ASD, and ARFC, are a party and pursuant to which accounts receivables are sold on a revolving basis to ARFC, a special purpose entity. MUFG Bank, Ltd. serves as administrator and a purchaser under the program. Certain of the other lenders or their affiliates also serve as lenders or purchasers under the securitization facility. Furthermore, certain of the lenders serve various roles in connection with the Credit Agreements. Specifically, JPMorgan Chase Bank, N.A. serves as administrative agent under the Credit Agreements and certain of the other lenders or their affiliates also serve as lenders under the Credit Agreements.

Item 2.03. Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

10.1	First Amendment, dated as of May 13, 2021, to the Credit Agreement, dated as of March 18, 2011, as amended and restated as of September 18, 2019, among the Company, the borrowing subsidiaries party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other financial institutions party thereto.
10.2	First Amendment, dated as of May 13, 2021, to the Term Credit Agreement, dated as of February 17, 2021, among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.
10.3	First Amendment, dated as of May 13, 2021, to the Credit Agreement, dated as of February 17, 2021, among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.
10.4	Omnibus Amendment, dated as of May 13, 2021, constituting (i) the First Amendment to Amended and Restated Receivables Sale Agreement, among ABDC and ASD, as originators, and ARFC, as buyer and (ii) the Sixteenth Amendment to Amended and Restated Receivables Purchase Agreement, among ARFC, as seller, ABDC, as servicer, the Purchaser Agents and Purchasers party thereto, and MUFG Bank, Ltd., as administrator.
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmerisourceBergen Corporation

May 14, 2021	By:	/s/ James F. Cleary
Name: James F. Cleary
Title: Executive Vice President and Chief Financial Officer